--------------------------------------------------------------------------------



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2004

PEOPLE'S CHOICE HOME LOAN SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of April 1, 2004, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2004-1)


                   People's Choice Home Loan Securities Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     DELAWARE                        333-111811                 92-0181950
     --------                        ----------                 ----------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
of Incorporation)                    File Number)            Identification No.)

7515 Irvine Center Drive                                           92618
------------------------                                           -----
Irvine, California                                               (Zip Code)

(Address of Principal
Executive Offices)


Registrant's telephone number, including area code, is (949) 341-2000

--------------------------------------------------------------------------------

Item 2.           Acquisition or Disposition of Assets.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:



                     ITEM 601(A) OF
                     REGULATION S-K
    EXHIBIT NO.      EXHIBIT NO.              DESCRIPTION
    -----------      -----------              -----------
         1                      99            Computational Materials --
                                              Computational Materials (as
                                              defined in Item 5) that have been
                                              provided by the Underwriter to
                                              certain prospective purchasers of
                                              the People's Choice Home Loan
                                              Securities Corp. Mortgage
                                              Pass-Through Certificates, Series
                                              2004-1 (filed in paper pursuant to
                                              the automatic SEC exemption
                                              pursuant to Release 33-7427,
                                              August 7, 1997)

Item 5.           Other Events.
                  ------------

         On or about April 28, 2004, the Registrant will cause the issuance and sale of approximately $497,098,000 initial principal amount of Mortgage Pass-Through Certificates, Series 2004-1 (collectively, the "Certificates") pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2004, among the Registrant, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, HSBC Bank USA, as Trustee and HomEq Servicing Corporation, as Servicer.

         In connection with the sale of the Series 2004-1, Class 1-A, Class 2-A, Class A3, Class A- SIO, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class B1 Certificates (the "Underwritten Certificates"), the Registrant has been advised by Lehman Brothers Inc. (the "Underwriter") that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement 333-111811, which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         ln addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  PEOPLE'S CHOICE HOME LOAN
                                                  SECURITIES CORP.

                                                  By: /s/ Brad Plantiko
                                                      ---------------------
                                                  Name:   Brad Plantiko
                                                  Title: CFO

Dated: April 27, 2004

                                  EXHIBIT INDEX



                              Item 601(a) of                Sequentially
         Exhibit              Regulation S-K                Numbered
         Number               Exhibit No.                   Description                        Page
         ------               -----------                   -----------                        ----
         1                        99                        Computational Materials            Filed Manually